EXHIBIT 4.14

EXECUTION COPY

SECURITY AGREEMENT

          This SECURITY AGREEMENT (this “Agreement”), dated as of February 9, 2007, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, the “ Grantors ” and each, individually, a “Grantor”), the members of the Lender Group (as defined below) party hereto from time to time, and WELLS FARGO FOOTHILL, INC., (“WFF”) in its capacity as collateral agent for the Lender Group (together with its successors and assigns in such capacity, the “Agent” or the “Collateral Agent”).

W I T N E S S E T H:

          WHEREAS, Ascendia Brands, Inc., a Delaware corporation, (the “Parent”) has authorized a new series of secured convertible notes of the Parent to be issued in accordance with the Securities Purchase Agreement (as defined below).

          WHEREAS, contemporaneously herewith, the Parent, Prencen Lending LLC (“Prencen”) and the other buyers identified on the signature pages thereof are entering into that certain Third Amended and Restated Securities Purchase Agreement of even date herewith (the “Prencen Securities Purchase Agreement”), which will amend and restate the Second Amended and Restated Securities Purchase Agreement, and pursuant to which the Parent will redeem $15,000,000 in aggregate principal amount of the Amended Note (as defined in the Prencen Securities Purchase Agreement) and the remaining $76,000,000 in principal amount of the Amended Note will be surrendered to the Parent and cancelled and a new note (the “Prencen Note”) will be issued by the Parent to Prencen in the amount of $76,000,000; and

          WHEREAS, contemporaneously herewith, the Parent has agreed, upon the terms and subject to the conditions set forth in that certain Securities Purchase Agreement of even date herewith (the “Watershed Securities Purchase Agreement”, together with the Prencen Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), by and among the Parent, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. (together with Watershed Capital Partners, L.P., “Watershed”), to issue and sell to Watershed, a new series of secured convertible notes (collectively, the “Watershed Note”, and together with the Prencen Notes, individually and collectively, the “Secured Note”); and

          WHEREAS, the Agent has agreed to act as collateral agent for the benefit of the Lender Group in connection with the transactions contemplated by this Agreement, the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement) and in accordance with Section 26, and

          WHEREAS, in order to induce Watershed and Prencen to purchase the Secured Note and the Lender Group to enter into the other Transaction Documents, Grantors have agreed to grant to the Agent (for the benefit of the Agent and the Lender Group) a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations, and

          NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.     Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Prencen Note. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Prencen Note; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

                    (a)     “Account” means an account (as that term is defined in the Code).

                    (b)     “Account Debtor” means an account debtor (as that term is defined in the Code).

                    (c)     “Agent’s Liens” means the Liens granted by any Grantor to Agent, for the benefit of each member of the Lender Group, hereunder or under any other Transaction Document securing the Secured Obligations.

                    (d)     “Bankruptcy Code” means “Bankruptcy Law” as defined in the Prencen Note.

                    (e)     “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

                    (f)     “Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or Canada or issued by any agency thereof and backed by the full faith and credit of the United States or Canada, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any province or territory of Canada or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“ Moody’s”) or such other comparable rating agencies in Canada, (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s or such other comparable rating agencies in Canada, (d) certificates of deposit or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or Canada or any province or territory thereof, in each case having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof or Canada or any province or territory thereof, in each case so long as the amount maintained with any such other bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, and (f) investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

                    (g)     “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

                    (h)     “CFC” means a “controlled foreign corporation” as such term is defined in the IRC.

                    (i)     “Closing Date” means the “Closing Date” as defined in the Securities Purchase Agreement.

                    (j)     “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the

Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

                    (k)     “Collateral” has the meaning specified therefor in Section 2.

                    (l)     “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 attached hereto.

                    (m)     “Control Agreement” means deposit account or securities account control agreements by and among the applicable Grantor, Agent and the depository or securities intermediary, and each in form and substance satisfactory in all respects to Agent and in any event providing to Agent control of such deposit account, securities account or commodities account within the meaning of Articles 8 and 9 of the Code.

                    (n)     “Copyrights” means copyrights and copyright registrations, and also includes (i) the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 2 attached hereto and made a part hereof whether under the laws of the United States or any other country or jurisdiction, (ii) all extensions or renewals thereof, in each case whether published or unpublished, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

                    (o)     “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group, a security interest in all their respective Copyrights.

                    (p)     “Deposit Account” means a deposit account (as that term is defined in the Code).

                    (q)     “Equipment” means equipment (as that term is defined in the Code).

                    (r)     “Event of Default” means an Event of Default under the Secured Note.

                    (s)     “First Lien Credit Agreement” has the meaning set forth in the Intercreditor Agreement.

                    (t)     “General Intangibles” means general intangibles (as that term is defined in the Code) and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, Industrial Designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

                    (u)     “Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

                    (v)     “Grantor” and “Grantors” have the meanings specified therefor in the recitals to this Agreement.

                    (w)     “Guaranty” has the meaning specified for “Guarantee” in the Secured Note.

                    (x)     “Industrial Designs” means (i) registered industrial designs and industrial design applications, and also includes registered industrial designs and industrial design applications listed on Schedule 7 attached hereto and made a part hereof, (ii) all renewals, divisions and any industrial design registrations issuing thereon and any and all foreign applications corresponding thereto, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

                    (y)     “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                    (z)     “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, Industrial Designs, trade secrets and customer lists, and Intellectual Property Licenses.

                    (aa)     “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 3 attached hereto and made a part hereof.

                    (bb)     “Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, among Wells Fargo Foothill, Inc., as First Lien Agent, Wells Fargo Foothill, Inc., as Second Lien Collateral Agent, Watershed Administrative, LLC, as Second Lien Administrative Agent, Wells Fargo Foothill, Inc., as Third Lien Collateral Agent, and Prencen and Watershed, as Third Lien Lenders.

                    (cc)     “Inventory” means inventory (as that term is defined in the Code).

                    (dd)     “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

                    (ee)     “IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

                    (ff)     “Lander Canada” means Lander Co. Canada Limited, an Ontario limited company.

                    (gg)     “Lender Group” means the holders of the Secured Note from time to time.

                    (hh)     “Material Adverse Change” has the meaning specified for “Material Adverse Effect” in the Securities Purchase Agreement.

                    (ii)     “Negotiable Collateral” means letters of credit, letter- of-credit rights, instruments, promissory notes, drafts, and documents.

                    (jj)     “Obligations” has the meaning specified therefor in the Secured Note.

                    (kk)     “Parent” has the meaning specified therefor in the recitals to this Agreement.

                    (ll)     “Patents” means patents and patent applications, and also includes (i) the patents and patent applications listed on Schedule 4 attached hereto and made a part hereof, (ii) all certificates of invention and applications for certificates of invention, extensions, additions, renewals, substitutions, divisions, continuations, continuations-in-part, patents issuing thereon or reissues or reexaminations thereof and any and all foreign patents and patent applications corresponding thereto, supplementary protection certificates or the like of any such patents and current and future patent applications, and any counterparts thereof which have been or may be filed in other countries, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

                    (mm)     “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group, a security interest in all their respective Patents.

                    (nn)     “Permitted Disposition” has the meaning specified, collectively, in the First Lien Credit Agreement and the Second Lien Credit Agreement.

                    (oo)     “Permitted Liens” has the meaning specified therefor in the Secured Note.

                    (pp)     “Person” has the meaning specified therefor in the Secured Note.

                    (qq)     “Pledged Companies” means, each Person listed on Schedule 5 hereto as a “Pledged Company”, together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by a Grantor after the Closing Date.

                    (rr)     “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

                    (ss)     “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

                    (tt)     “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies, if any.

                    (uu)     “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, if any.

                    (vv)     “Proceeds” has the meaning specified therefor in Section 2(xiii).

                    (ww)     “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

                    (xx)     “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                    (yy)     “Required Lender Group” means members of the Lender Group holding more than 50.0% of the aggregate principal amount of the Secured Note, provided however, that if the Secured Note requires the consent of all members of the Lender Group prior to taking any action, “Required Lender Group” shall include all members of the Lender Group.

                    (zz)     “Second Lien Credit Agreement” has the meaning set forth in the Intercreditor Agreement.

                    (aaa)     “Security Interest” has the meaning specified therefor in Section 2.

                    (bbb)     “Secured Note” has the meaning specified therefor in the recitals to this Agreement.

                    (ccc)     “Secured Obligations” means each and all of the following: (a) all of the present and future obligations of Grantors owed to the Lender Group arising from this Agreement, the Secured Note, or the other Transaction Documents (including any Guaranty), and (b) all Obligations of the Parent owed to the Lender Group, including, in the case of each of clauses (a) and (b), to the extent provided in the Transaction Documents, reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

                    (ddd)     “Securities Account” means a securities account (as that term is defined in the Code).

                    (eee)     “Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended).

                    (fff)     “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

                    (ggg)     “Trademarks” means trademarks, trade names, trademark applications, service marks, service mark applications, corporate and company names, business names, fictitious business names, logos, trade dress, trade styles, other source or business identifiers, whether under the laws of the United States or any other country or jurisdiction, and also includes (i) the trade names, trademarks, trademark applications, service marks, and service mark applications listed on Schedule 6 attached hereto and made a part hereof, and (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

                    (hhh)     “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group, a security interest in all their respective Trademarks.

                    (iii)     “Transaction Document” has the meaning specified therefor in the Secured Note.

                    (jjj)     “URL” means “uniform resource locator,” an internet web address.

          2.     Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Lender Group (in its capacity as such), a continuing security interest (herein referred to as the “Security Interest”) in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

                              (i)     all of such Grantor’s Accounts;

                              (ii)     all of such Grantor’s Books;

                              (iii)     all of such Grantor’s Chattel Paper;

                              (iv)     all of such Grantor’s Deposit Accounts;

                              (v)     all of such Grantor’s Equipment and fixtures;

                              (vi)     all of such Grantor’s General Intangibles;

                              (vii)     all of such Grantor’s Inventory;

                              (viii)     all of such Grantor’s Investment Related Property;

                              (ix)     all of such Grantor’s Negotiable Collateral;

                              (x)     all of such Grantor’s rights in respect of Supporting Obligations;

                              (xi)     all of such Grantor’s Commercial Tort Claims;

                              (xii)     all of such Grantor’s money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Agent or any other member of the Lender Group (in its capacity as a holder of a Secured Note); and

                              (xiii)     all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “ Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

          Notwithstanding the foregoing clauses (i) through (xiii) above, “Collateral” shall not include (a) any rights or interests in any lease, license, contract, or agreement, as such, if under the terms of such lease, license, contract or agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Agent is prohibited or would result in a default thereunder and such prohibition or default has not been or is not waived or the consent of the other party to such lease, license, contract or agreement has not been or is not otherwise obtained or under applicable law such prohibition or default cannot be waived; provided, that the foregoing exclusion shall in no way be (i) construed to apply if any such prohibition or default would be rendered ineffective under the Code or other applicable law (including the Bankruptcy Code) or principles of equity, (ii) construed so as to limit, impair or otherwise affect Agent’s unconditional continuing security interests in and liens upon any rights or interests of Grantors in or to the proceeds thereof, including monies due or to become due under any such lease, license, contract or agreement (including any Accounts), or (iii) construed to apply at such time as the condition causing such prohibition or default shall be remedied and, to the extent severable, “Collateral” shall include any portion of such lease, license, contract, or agreement that does not result in such prohibition or default; and provided, further, that each Grantor shall use commercially reasonable efforts to obtain consents with respect to leases, licenses, contracts and agreements that are material to such Grantor’s business pursuant to commercially reasonable terms for the grant of a security interest or lien over such leases, licenses, contracts, or agreements and (b) any of the outstanding capital Stock of any CFC (other than Lander Canada for so long as there are no potential adverse tax consequences to any Grantor by reason of such grant) in excess of 65% of the voting power of all classes of capital Stock of such CFC entitled to vote; provided, that immediately upon any amendment of the IRC to allow the pledge of a greater percentage of the voting power of capital Stock of such CFC without any actual or potential adverse tax consequences to any Grantor, “Collateral” shall include such greater percentage of capital Stock of such CFC from that time forward; and, provided further that if any potential adverse tax consequences to any Grantor shall arise by reason of the pledge to Agent (for the benefit of the Lender Group) of 100% of the capital Stock of Lander Canada, Agent agrees to release its security interest in the capital Stock of Lander Canada in excess of 65% of the voting power of all classes of capital Stock of Lander Canada.

          3.     Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

          4.     Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Secured Note, or any other Transaction Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Secured Note and the other Transaction Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Agent shall notify the applicable Grantor of Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

          5.     Representations and Warranties. Each Grantor hereby represents and warrants as follows:

                    (a)     The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement.

                    (b)     Schedule 8 attached hereto sets forth all Real Property owned by Grantors as of the Closing Date.

                    (c)     Intellectual Property.

                              (i)     Schedules 2, 3, 4, 6, 7, 11, 12 and 13 contain a complete and accurate listing as of the Closing Date of all Intellectual Property, including, but not limited to the following: (i) state, U.S. and foreign trademark registrations, applications for trademark registration and common law trademarks, (ii) U.S. and foreign patents and patents applications, together with all reissuances, continuations, continuations in part, revisions, extensions, and reexaminations thereof, (iii) U.S. and foreign copyright registrations and applications for registration, (iv) foreign industrial design registrations and industrial design applications, (v) trade secrets, (vi) domain names, (vii) proprietary computer software, (viii) all forms of Intellectual Property described in clauses (i)-(iii) above that are owned by a third party and licensed to the Grantors or otherwise used by the Grantors under contract, and (ix) the names of any Person who has been granted rights in respect thereof outside of the ordinary course of business. All of the U.S. registrations, applications for registration or applications for issuance of the Intellectual Property, with the exception of the U.S. registrations and applications listed as “inactive” in Schedule 6 are valid and subsisting, in good standing and are recorded or is in the process of being recorded in the name of the applicable Grantor;

                              (ii)     such U.S. Intellectual Property, with the exception of the U.S. registrations and applications listed as “inactive” in Schedule 6, is valid, subsisting, unexpired (where registered) and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part except as could not be reasonably expected to result in a Material Adverse Change;

                              (iii)     except as set forth on Schedule 3, with the exception of in-bound licenses and the Patent and Technology License (as such term is defined in the “Asset Purchase Agreement” referred to in the definition of “Acquisition” in the Prencen Note), no Person other than the respective Grantor has any right or interest of any kind or nature in or to the Intellectual Property, including any right to sell, license, lease, transfer, distribute, use or otherwise exploit the Intellectual Property or any portion thereof outside of the ordinary course of the respective Grantor’s business. Each Grantor has good, marketable and exclusive title to, and the valid and enforceable power and (other than as provided in the Calgon License Documents (as defined in the First Lien Credit Agreement)) right to sell, license, transfer, distribute, use and otherwise exploit, its U.S. Intellectual Property with the exception of the registrations and applications listed as “inactive” in Schedule 6;

                              (iv)     each Grantor has taken or caused to be taken steps so that none of its Intellectual Property, the value of which to the Grantors are contingent upon maintenance of the confidentiality thereof, have been disclosed by such Grantor to any Person other than employees, contractors, customers, representatives and agents of the Grantors who are parties to customary confidentiality and nondisclosure agreements with the Grantors;

                              (v)     to each Grantor’s knowledge, no Person has violated, infringed upon or breached, or is currently violating, infringing upon or breaching, any of the rights of the Grantors to the Intellectual Property or has breached or is breaching any duty or obligation owed to the Grantors in respect of the Intellectual Property except where those breaches, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Change;

                              (vi)     no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by any Grantor or to which any Grantor is bound that adversely affects its rights to own or use any Intellectual Property except as could not be reasonably expected to result in a Material Adverse Change, in each case individually or in the aggregate;

                              (vii)     other than as set forth in Schedule 4.10 of the First Lien Credit Agreement (as in effect on the date hereof), no Grantor has received any written notice that remains outstanding challenging the validity, enforceability, or ownership of any Intellectual Property except where those challenges could not reasonably be expected to result in a Material Adverse Change, and to such Grantor’s knowledge at the date hereof there are no facts upon which such a challenge could be made;

                              (viii)     each Grantor owns directly or is entitled to use, by license or otherwise, all Intellectual Property necessary for the conduct of such Grantor’s business;

                              (ix)     each Grantor uses adequate standards of quality in the manufacture, distribution and sale of all products sold and in the provision of all services rendered under or in connection with all trademarks and has taken all commercially reasonable action necessary to insure that all licensees of the trademarks owned or licensed by such Grantor use such adequate standards of quality, except where the failure to use adequate standards of quality could not reasonably be expected to result in a Material Adverse Change; and

                              (x)     the consummation of the transactions contemplated by Transaction Documents will not result in the termination or material impairment of any of the Intellectual Property.

                    (d)     As of the Closing Date, no Grantor has any interest in, or title to, any Copyrights, Intellectual Property Licenses, Patents, Trademarks or Industrial Design except as set forth on Schedules 2, 3, 4, 6 and 7, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on such U.S. and Canadian Copyrights, Intellectual Property Licenses, Patents, Trademarks and Industrial Designs and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, the filing of this Agreement at the Canadian Intellectual Property Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 9 hereto, all action necessary or desirable to protect and perfect the Security Interest in, to and on each Grantor’s U.S. and Canadian Patents, Trademarks, Copyrights or Industrial Designs has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor. No Grantor has any interest in any Copyright that is necessary in connection with the operation of such Grantor’s business, except for those Copyrights identified on Schedule 2 attached hereto which have been registered with the United States Copyright Office and the Canadian Intellectual Property Office, as applicable.

                    (e)     This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment and performance of the Secured Obligations. Except as limited in Section 5(d) and except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 9 attached hereto. Upon the making of such filings, Agent shall have a perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement under the Code subject only to Permitted Liens to the extent such Permitted Liens prime the Agent’s Liens. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

                    (f)     Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or (except as otherwise permitted by any Transaction Document) will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 5 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (ii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iii) all actions reasonably requested by the Agent to perfect, establish the priority of, or otherwise protect, Agent’s Liens in the Investment Related Collateral, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Agent (or its agent or designee) of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 9 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts and Deposit Accounts, upon the delivery of Control Agreements with respect thereto; and (iv) each Grantor has delivered to and deposited with Agent (or, with respect to any Pledged Interests created or obtained after the Closing Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                    (g)     No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except (x) as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and (y) pursuant to the Intercreditor Agreement .

                    (h)     Schedule 10 attached hereto sets forth all motor vehicles owned by Grantors as of the Closing Date, by model, model year and vehicle identification number (“VIN”).

          6.     Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent and the Lender Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

                    (a)     Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, as promptly as practicable upon the request of Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, its agent or nominee, together with such undated powers endorsed in blank as shall be requested by Agent;

                    (b)     Chattel Paper.

                              (i)     Each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

                             (ii)     If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Secured Note), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Foothill, Inc., as Agent for the benefit of the Lender Group”;

                    (c)     Control Agreements.

                             (i)     Except to the extent otherwise permitted by the Secured Note, each Grantor shall obtain an authenticated (as such term is defined in the Code) Control Agreement, from each bank maintaining a Deposit Account for such Grantor;

                             (ii)     Except to the extent otherwise permitted by the Secured Note, each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

                    (d)     Letter-of-Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit (other than letters of credit issued in connection with a sale by a Grantor to a Person outside the United States not to exceed $100,000 in the aggregate at any time outstanding for all such letters of credit) shall promptly (and in any event within 5 Business Days after becoming a beneficiary), notify Agent thereof and, as promptly as practicable after a request by Agent, enter into a tri-party agreement with Agent and the issuer or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Agent and (to the extent permitted by the Intercreditor Agreement) directing all payments thereunder to Agent’s Account, all in form and substance satisfactory to Agent;

                    (e)     Commercial Tort Claims. Each Grantor shall promptly (and in any event within 5 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of Agent, promptly amend Schedule 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things reasonably deemed necessary or desirable by Agent to give Agent a perfected security interest in any such Commercial Tort Claim;

                    (f)     Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within 5 Business Days of the creation thereof) notify Agent thereof in writing and, to the extent permitted by such Government Contract or applicable law, execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Lender Group, and shall provide written notice thereof under the Assignment of Claims Act, 31 USC § 3727 or other applicable law;

                    (g)     Intellectual Property.

                             (i)     Upon request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

                             (ii)     Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor’s business (as determined by such Grantor in its reasonable business judgment), (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Industrial Designs, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings and (E) to maintain the quality of products and services offered under such Trademarks. Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the operation of such Grantor’s business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Except as otherwise permitted in clause (f) of “Permitted Disposition” (as defined in the First Lien Credit Agreement (as in effect on the date hereof)), each Grantor further agrees not to abandon any Trademark, Patent, Copyright, Industrial Design or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business;

                             (iii)     Grantors acknowledge and agree that the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, Industrial Designs, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, Industrial Designs or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Grantors;

                             (iv)     At the end of any calendar quarter in which any Grantor, either itself or through any agent, employee, licensee, or designee, has filed an application for the registration of any Patent, Trademark, Copyright or Industrial Design with the United States Patent and Trademark Office, the United States Copyright Office, the Canadian Intellectual Property Office or any similar office or agency, such Grantor shall give Agent notice thereof and, if so requested by Agent, shall promptly comply with Section 6(g)(i) hereof;

                    (h)     Investment Related Property.

                             (i)     If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

                             (ii)     All sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent in the exact form received; provided, however, that so long as no Event of Default shall exist, the Grantors shall be entitled to retain all cash dividends and distributions paid in the ordinary course of business of the issuer and consistent with past practice of the issuer and all payments of interest;

                             (iii)     Each Grantor shall promptly deliver to Agent a copy of each notice or other communication received by it in respect of any Pledged Interests;

                             (iv)     No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Transaction Documents;

                             (v)     Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

                             (vi)     As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

                    (i)     Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 5 Business Days of acquisition) notify Agent of the acquisition of such Real Property and, if so requested by the Agent (acting at the direction of the Required Lender Group), will promptly grant to Agent, for the benefit of the Lender Group, a third priority Mortgage (subject only to Permitted Liens to the extent such Permitted Liens prime the Agent’s Liens) on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its exercise of reasonable (from the perspective of a secured lender) business judgment, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property. It is understood that the Lender Group will, on the date hereof, not require a mortgage in respect of the real property owned by the Grantors in Binghamton, New York, but reserves the right, in the sole discretion of the Lender Group, to require such a mortgage at a future date;

                    (j)     Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Secured Note or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents; and

                    (k)     Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in no event later than the first day following the date on which the Parent is required to deliver a Form 10-Q to the Lender Group pursuant to Section 4(e) of the Securities Purchase Agreement after which such Grantor acquires or receives such Collateral) notify Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights (unless said acquisition was by application of Grantor itself in which case Section 6(g)(iv) will apply), Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code, or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of Agent, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property and do such other acts or things deemed necessary or desirable by Agent to protect Agent’s Lien therein.

                    (l)     Motor Vehicles. Upon request of Agent, with respect to all motor vehicles owned by any Grantor, Grantor shall deliver to Agent a certificate of title for all such motor vehicles and shall cause those title certificates to be filed (with the Agent’s Lien noted thereon) in the appropriate state motor vehicle filing office.

          7.     Relation to Other Transaction Documents. The provisions of this Agreement shall be read and construed with the other Transaction Documents referred to below in the manner so indicated.

                    (a)     Secured Note. In the event of any conflict between any provision in this Agreement and a provision in the Secured Note, such provision of the Secured Note shall control.

                    (b)     Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.

                    (c)     Intercreditor Agreement. Anything herein to the contrary notwithstanding, the liens and security interests securing the obligations evidenced by this Agreement, the exercise of any right or remedy with respect hereto, and certain of the rights of the Agent and Lender Group are subject to the terms and provisions of the Intercreditor Agreement dated as of February 9, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Wells Fargo Foothill, Inc., as First Lien Agent, Wells Fargo Foothill, Inc., as Second Lien Collateral Agent, Watershed Administrative, LLC, as Second Lien Administrative Agent, Wells Fargo Foothill, Inc., as Third Lien Collateral Agent, and Prencen Lending LLC, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P., as Third Lien Lenders. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

          8.     Further Assurances.

                    (a)     Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

                    (b)     Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

                    (c)     Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

                    (d)     Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent and the holders of 100% of the Secured Notes, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code, except as provided in the Secured Note.

          9.     Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Agent or any of its nominees.

          10.     Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney- in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Secured Note, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

                    (a)     to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

                    (b)     to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

                    (c)     to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

                    (d)     to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

                    (e)     to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

                    (f)     to use any labels, Patents, Trademarks, trade names, URLs, domain names, Industrial Designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

                    (g)     Agent on behalf of the Lender Group, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

          To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

          11.     Agent May Perform. If any of the Grantors fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

          12.     Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Lender Group, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

          13.     Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Lender Group, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Transaction Documents.

          14.     Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

          15.     Voting Rights.

                    (a)     Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

                    (b)     For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the other members of the Lender Group under the Transaction Documents or the value of the Pledged Interests.

          16.     Remedies. Upon the occurrence and during the continuance of an Event of Default:

                    (a)     Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                    (b)     Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, Industrial Designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

                    (c)     Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as set forth in the Secured Note. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

                    (d)     Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall, if so permitted by applicable law, have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Agent.

          17.     Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

          18.     Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

          19.     Indemnity and Expenses.

                    (a)     To the extent provided in Section 10.3 of the First Lien Credit Agreement (with respect to the Agent) and Section 9(k) of the Securities Purchase Agreement (with respect to the Lender Group), each Grantor agrees to indemnify Agent and the members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Secured Note and the repayment of the Secured Obligations.

                    (b)     Grantors, jointly and severally, shall, upon demand, pay to Agent and the Lender Group all the expenses that Agent and/or the Lender Group may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

          20.     Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Subject to the limitations in Section 17 of the Secured Note, no amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent (acting at the direction of the Required Lender Group) and each of Grantors to which such amendment applies.

          21.     Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified below its signature on this Agreement, to any of the Grantors, care of the Parent, at its address specified in the Securities Purchase Agreement, to any member of the Lender Group, at its address specified in the Securities Purchase Agreement (or if applicable upon assignment, the address set forth in the transfer instrument) or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

          22.     Continuing Security Interest: Assignments under Secured Note. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash in accordance with the provisions of the Secured Note, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, on behalf of the holders of the Secured Note, and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any holder of a Secured Note may, in accordance with the provisions of the Secured Note, assign or otherwise transfer all or any portion of its rights and obligations under the Secured Note to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to a holder of a Secured Note herein or otherwise. Upon payment in full in cash of the Secured Obligations in accordance with the provisions of the Secured Note, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests. Upon the occurrence of a disposition permitted by Section 15(f) of the Secured Note or a disposition pursuant to clause (e) of the definition of Permitted Disposition, Agent will, at Parent’s sole expense, execute and deliver any termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent’s Liens and all notices of security interests and liens previously filed by Agent with respect to such Collateral to be released in connection with such disposition. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Secured Note, any other Transaction Document, or any other instrument or document executed and delivered by any Grantor to Agent, nor the taking of further security, nor the retaking or re- delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Secured Note. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

          23.     Governing Law.

                    (a)     THE VALIDITY OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                    (b)     THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY

MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

                    (c)     TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          24.     New Subsidiaries. Pursuant to Section 15(g) of the Secured Note, any new direct or indirect Subsidiary (whether by acquisition or creation) of Grantor is required to enter into this Agreement by executing and delivering in favor of Agent a supplement to this Agreement in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

          25.     Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the Lender Group.

          26.     Appointment of Agent.

                    (a)     Appointment and Authorization of Agent. Each member of the Lender Group hereby designates and appoints WFF as its representative under this Agreement and the other Transaction Documents and each member of the Lender Group hereby irrevocably authorizes Agent to execute and deliver each of the other Transaction Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Transaction Document (in its capacity as collateral agent), together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 26. The provisions of this Section 26 are solely for the benefit of Agent and the Lender Group, and the Grantors and their respective Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any members of the Lender Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word “Agent” is for convenience only, that WFF is merely the representative of the Lender Group, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Transaction Documents. Without limiting the generality of the foregoing, or of any other provision of the Transaction Documents that provides rights or powers to Agent, the Lender Group agrees that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect and Agent remains a party hereto: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Transaction Documents and to execute, for the benefit of the Lender Group, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, (c) receive, apply, and distribute the collections of Grantors and their Subsidiaries to the extent provided in the Transaction Documents, (d) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to the Grantors or their respective Subsidiaries, the Obligations, the Collateral, and their Subsidiaries, or otherwise related to any of same as provided in the Transaction Documents as collateral agent to the extent provided in such Transaction Documents, (e) incur and pay such expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its collateral agency functions and powers pursuant to the Transaction Documents and (f) when a Grantor is to be released from its obligations hereunder and under the other Transaction Documents as permitted by the Secured Note or a Permitted Disposition, at Grantor’s sole expense, execute and deliver discharge or release documents as are reasonably necessary to release such assets or such Grantor from its obligations hereunder.

                    (b)     Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

                    (c)     Liability of Agent. None of the Agent Related Persons (as defined as the First Lien Credit Agreement, as in effect on the date hereof) (the “Agent Related Persons”) shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any member of the Lender Group for any recital, statement, representation or warranty made by any Grantor or any of its Subsidiaries or Affiliates, or any officer or director thereof, contained in this Agreement or in any other Transaction Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Transaction Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document, or for any failure of any Grantor or its Subsidiaries or any other party to any Transaction Document to perform its obligations hereunder or thereunder. No such Agent Related Person shall be under any obligation to any member of the Lender Group to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the books and records or properties of any Grantor or its Subsidiaries.

                    (d)     Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Grantor or counsel to any member of the Lender Group), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless Agent shall first receive such advice or concurrence of the Lender Group as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lender Group against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Required Lender Group and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lender Group.

                    (e)     Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lender Group, if any, and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a member of the Lender Group or Grantor referring to this Agreement, describing such default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify the Lender Group of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. Subject to clause (d) above, Agent shall take such action with respect to such default or Event of Default as may be requested by the Required Lender Group in accordance with the Transaction Documents, including, without limitation, Section 4 of the Secured Note; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Event of Default as it shall deem advisable.

                    (f)     Credit Decision. Each member of the Lender Group acknowledges that none of the Agent Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of any Grantor and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent Related Person to any member of the Lender Group. Each member of the Lender Group represents to Agent that it has, independently and without reliance upon any Agent Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of any Grantor or any other Person party to a Transaction Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Parent. Each member of the Lender Group also represents that it will, independently and without reliance upon any Agent Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Grantors or any other Person party to a Transaction Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lender Group by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Grantor or any other Person party to a Transaction Document that may come into the possession of any of the Agent Related Persons.

                    (g)     Costs and Expenses; Indemnification. Agent may incur and pay expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Transaction Documents, including court costs, attorneys fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not any Grantor is obligated to reimburse Agent or Lender Group for such expenses pursuant to this Agreement or otherwise. Subject to any limitation set forth in the other Transaction Documents, Agent is authorized and directed to deduct and retain sufficient amounts from the collections of any Grantor and their Subsidiaries received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lender Group. In the event Agent is not reimbursed for such costs and expenses by any Grantor or their Subsidiaries, each Lender hereby agrees that it is and shall be obligated (severally and not jointly and severally) to pay to Agent such Lender’s pro rata share of the Secured Note (measured by the then outstanding principal amount). Whether or not the transactions contemplated hereby are consummated, the Lender Group shall indemnify (severally and not jointly and severally) upon demand the Agent Related Persons (to the extent not reimbursed by or on behalf of any Grantor and without limiting the obligation of the Grantors to do so), according to their pro rata shares of the Secured Note (measured by the then outstanding principal amount), from and against any and all Indemnified Liabilities (as defined in the First Lien Credit Agreement, as in effect on the date hereof and applied mutatis mutandis hereto) arising out of the Transaction Documents; provided, however, that no

Grantor shall be liable for the payment to any Agent Related Person of any portion of such Indemnified Liabilities resulting solely from any such Person’s gross negligence or willful misconduct. Without limitation of the foregoing, each member of the Lender Group shall reimburse (severally and not jointly and severally) Agent according to their pro rata shares of the Secured Note (measured by the then outstanding principal amount) upon demand for such Lender’s pro rata share of the Secured Note (measured by outstanding principal amount) of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Transaction Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of any Grantor. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent. For the avoidance of doubt, the obligation of each member of the Lender Group under this Section 26 is several (and not joint and several) based on its pro rata shares of the Secured Note (measured by the outstanding principal amount).

                    (h)     Agent in Individual Capacity. WFF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Grantor or its Subsidiaries and Affiliates and any other Person party to any Transaction Documents as though WFF were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group subject to the terms of the Transaction Documents. The other members of the Lender Group acknowledge that, pursuant to such activities, WFF or its Affiliates may receive information regarding a Grantor or its Affiliates or any other Person party to any Transaction Documents that is subject to confidentiality obligations that prohibit the disclosure of such information to the Lender Group, and the Lender Group acknowledges that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them.

                    (i)     Successor Agent. Agent may resign as Agent upon 45 days notice to the Lender Group (unless such notice is waived by the Required Lender Group). If Agent resigns under this Agreement, the Required Lender Group shall appoint a successor Agent for the Lender Group. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lender Group, a successor Agent. The Required Lender Group may agree in writing to remove and replace Agent with a successor Agent. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 26 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lender Group shall perform all of the duties of Agent hereunder until such time, if any, as the Lender Group appoints a successor Agent as provided for above. Notwithstanding the foregoing, WFF, as initial Agent hereunder, shall have the right to resign at any time if it reasonably believes that there is a material conflict of interests between the First Lien Lenders or the Second Lien Lenders, on the one hand, and the Lender Group, on the other hand, hereunder (for the avoidance of doubt, it is not a material conflict of interest solely because WFF (or such successor Agent) is granted a security interest in the Collateral pursuant to the terms of the Permitted Senior Indebtedness and the Security Documents). Upon its resignation or removal as Agent hereunder, the retiring or removed Agent shall promptly (i) to the extent the “Junior Obligations” (as such term is defined in the Intercreditor Agreement) have not been repaid in full, transfer to such successor Agent all items of Collateral held under the Transaction Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent hereunder, and (ii) execute and deliver to such successor Agent such amendments to financing statements, Control Agreements and collateral access agreements, and take such other actions, as may be reasonably necessary or appropriate in connection with the assignment to such successor Agent of the security interests created under the Security Documents, whereupon such retiring or removed Agent shall be discharged from its duties and obligations hereunder.

          27.     Miscellaneous.

                    (a)     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

                    (b)     Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                    (c)     Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

                    (d)     The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

                    (e)     Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

                    IN WITNESS WHEREOF, the undersigned parties hereto have executed this Security Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	ASCENDIA BRANDS, INC.,
a Delaware corporation

	By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

HERMES ACQUISITION COMPANY I LLC,
a Delaware limited liability company

	By:	Ascendia Brands, Inc., as Manager

	By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

CENUCO, INC.,
a Florida corporation

	By:	/s/ Robert Picow
	Name:	Robert Picow
	Title:	President

ASCENDIA REAL ESTATE, LLC,
a New York limited liability company

	By:	Hermes Acquisition Company I LLC, as Manager

	By:	Ascendia Brands, Inc., as Manager

	By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

ASCENDIA BRANDS CO., INC.,
a New Jersey corporation

	By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

[Signature Page to Security Agreement]

LANDER CO., INC.,
a Delaware corporation

	By:	/s/ Franco S. Pettinato
	Name:	Franco S. Pettinato
	Title:	Chief Licensing & Technology Officer

LANDER INTANGIBLES CORPORATION,
a Delaware corporation

	By:	/s/ Franco S. Pettinato
	Name:	Franco S. Pettinato
	Title:	Chief Licensing & Technology Officer

AGENT:	WELLS FARGO FOOTHILL, INC., as Agent

	By:	/s/ Katherine L. McDonald
	Name:	Katherine L. McDonald
	Title:	Vice President, Underwriter

Address: One Boston Place, 18th Floor
Boston, MA 02108
Attn: Business Finance Division Manager
Fax No.: (627) 722-9493

LENDER GROUP	PRENCEN LENDING LLC,
a Delaware limited liability company

	By:	Prentice Capital Management, LP, as Manager

	By:	/s/ Mathew Hoffman
	Name:	Mathew Hoffman
	Title:	General Counsel

WATERSHED CAPITAL PARTNERS, L.P.,
a Delaware limited partnership

	By:	WS Partners, L.L.C., as General Partner

	By:	/s/ Meridee A. Moore
	Name:	Meridee A. Moore
	Title:	Senior Managing Member

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., a Delaware limited partnership

By:	WS Partners, L.L.C., as General Partner

By:	/s/ Meridee A. Moore
Name:	Meridee A. Moore
Title:	Senior Managing Member

SCHEDULE 1

COMMERCIAL TORT CLAIMS

[include specific case caption or descriptions per Official Code Comment 5 to Section 9-108 of the Code]

SCHEDULE 2

COPYRIGHTS

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

SCHEDULE 4

PATENTS

SCHEDULE 5

PLEDGED COMPANIES

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

SCHEDULE 6

TRADEMARKS

SCHEDULE 7

INDUSTRIAL DESIGNS

SCHEDULE 8

OWNED REAL PROPERTY

SCHEDULE 9

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

SCHEDULE 10

MOTOR VEHICLES

SCHEDULE 11

TRADE SECRETS

SCHEDULE 12

DOMAIN NAMES

SCHEDULE 13

PROPRIETARY SOFTWARE

ANNEX 1 TO SECURITY AGREEMENT
FORM OF SUPPLEMENT

          Supplement No. ____ (this “Supplement”) dated as of _______________, to the Security Agreement dated as of February 9, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and WELLS FARGO FOOTHILL, INC. in its capacity as Agent for the Lender Group (together with its successors and assigns in such capacity, “Agent”). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Security Agreement.

W I T N E S S E T H:

          WHEREAS, Ascendia Brands, Inc., a Delaware corporation, has issued certain Secured Note;

          WHEREAS, on February 9, 2007, the Agent and the grantors identified on the signature pages thereof entered into that certain Security Agreement pursuant to which the grantors identified therein granted to the Agent a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations (including without limitation the Secured Note); and

          WHEREAS, pursuant to Section 15(g) of the Secured Note, new direct or indirect Subsidiaries of Parent, must execute and deliver certain Transaction Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of the Lender Group;

          NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

          1.     In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Lender Group, a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, “Industrial Designs”, Schedule 8, “Owned Real Property,” Schedule 9, “List of Uniform Commercial Code Filing Jurisdictions”, Schedule 10, “Motor Vehicles,” Schedule 11, “Trade Secrets,” Schedule 12, “Domain Names” and Schedule 13, “Proprietary Software” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, Schedule 11, Schedule 12 and Schedule 13 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

          2.     Each New Grantor represents and warrants to Agent and the Lender Group that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          3.     This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

          4.     Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

          5.     This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each Grantor has caused this Supplement to the Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

NEW GRANTORS:	[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

AGENT:	WELLS FARGO FOOTHILL, INC., as Agent

By:
Name:
Title:

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

          This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this 9th day of February, 2007, among Grantors listed on the signature pages hereof ( collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group (together with its successors and assigns in such capacity, the “Agent”).

W I T N E S S E T H:

          WHEREAS, Ascendia Brands, Inc., a Delaware corporation, issued the Secured Note;

          WHEREAS, on February 9, 2007, the Agent and the grantors identified on the signature pages thereof entered into that certain Security Agreement (as amended, the “Security Agreement”), pursuant to which the grantors identified therein granted to the Agent a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations (including without limitation the Secured Note); and

          WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Copyright Security Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

          1.     DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, the Secured Note.

          2.     GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

                    (a)     all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

                    (b)     all extensions of the foregoing; and

                    (c)     all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

          3.     SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the security interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

          4.     SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          5.     AUTHORIZATION TO SUPPLEMENT. Grantors shall give Agent prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

          6.     COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

          7.     CONSTRUCTION. Unless the context of this Copyright Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement or any other Transaction Document refer to this Copyright Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

          8.     INTERCREDITOR AGREEMENT. Anything herein to the contrary notwithstanding, the liens and security interests securing the obligations evidenced by this Copyright Security Agreement, the exercise of any right or remedy with respect hereto, and certain of the rights of the Agent and Lender Group are subject to the provisions of the Intercreditor Agreement dated as of February 9, 2007, (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Wells Fargo Foothill, Inc., as First Lien Agent, Wells Fargo Foothill, Inc., as Second Lien Collateral Agent, Watershed Administrative, LLC, as Second Lien Administrative Agent, Wells Fargo Foothill, Inc., as Third Lien Collateral Agent, and Prencen Lending LLC, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P., as Third Lien Lenders. In the event of any conflict between the terms of the Intercreditor Agreement and this Copyright Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURE PAGE FOLLOWS]

5

          IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	ASCENDIA BRANDS, INC.,
a Delaware corporation

By:
Title:

HERMES ACQUISITION COMPANY I LLC,
a Delaware limited liability company

By:
Title:

CENUCO, INC.,
a Florida corporation

By:
Title:

ASCENDIA REAL ESTATE, LLC,
a New York limited liability company

By:
Title:

ASCENDIA BRANDS CO., INC.,
a New Jersey corporation
By:
Title:

LANDER CO., INC.,
a Delaware corporation

By:
Title:

LANDER INTANGIBLES CORPORATION,
a Delaware corporation

By:
Title:

AGENT:	WELLS FARGO FOOTHILL, INC., as Agent

By:
Name:
Title:

[Signature Page to Copyright Security Agreement]

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

          This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 9th day of February, 2007, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as administrative agent for the Lender Group (together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

          WHEREAS, Ascendia Brands, Inc., a Delaware corporation, has issued the Secured Note;

          WHEREAS, on February 9, 2007, the Agent and the grantors identified on the signature pages thereof entered into that certain Security Agreement (as amended, the “Security Agreement”), pursuant to which the grantors identified therein granted to the Agent a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations (including without limitation the Secured Note); and

          WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Patent Security Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

          1.     DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, the Secured Note.

          2.     GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

          (a)     all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b)     all reissues, continuations or extensions of the foregoing; and

          (c)     all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

          3.     SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the security interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

          4.     SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          5.     AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

          6.     COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

          7.     CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Transaction Document refer to this Patent Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

3

          8.     INTERCREDITOR AGREEMENT. Anything herein to the contrary notwithstanding, the liens and security interests securing the obligations evidenced by this Patent Security Agreement, the exercise of any right or remedy with respect hereto, and certain of the rights of the Agent and Lender Group are subject to the provisions of the Intercreditor Agreement dated as of February 9, 2007, (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Wells Fargo Foothill, Inc., as First Lien Agent, Wells Fargo Foothill, Inc., as Second Lien Collateral Agent, Watershed Administrative, LLC, as Second Lien Administrative Agent, Wells Fargo Foothill, Inc., as Third Lien Collateral Agent, and Prencen Lending LLC, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P., as Third Lien Lenders. In the event of any conflict between the terms of the Intercreditor Agreement and this Patent Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURE PAGE FOLLOWS]

4

          IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	ASCENDIA BRANDS, INC.,
a Delaware corporation

By:
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

HERMES ACQUISITION COMPANY I LLC,
a Delaware limited liability company

	By:	Ascendia Brands, Inc., as Manager

By:
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

CENUCO, INC.,
a Florida corporation

By:
	Name:	Robert Picow
	Title:	President

ASCENDIA REAL ESTATE, LLC,
a New York limited liability company

	By:	Hermes Acquisition Company I LLC, as Manager

	By:	Ascendia Brands, Inc., as Manager

By:
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

ASCENDIA BRANDS CO., INC.,
a New Jersey corporation

By:
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

LANDER CO., INC.,
a Delaware corporation

By:
	Name:	Franco S. Pettinato
	Title:	Chief Licensing & Technology Officer

LANDER INTANGIBLES CORPORATION,
a Delaware corporation

By:
	Name:	Franco S. Pettinato
	Title:	Chief Licensing & Technology Officer

AGENT:	WELLS FARGO FOOTHILL, INC., as Agent

By:
Name:
Title:

[Signature Page to Patent Security Agreement]

2

EXHIBIT C

Annex 1 to Pledge and Security Agreement

PLEDGED INTERESTS ADDENDUM

          This Pledged Interests Addendum, dated as of _________ ___, 20___, is delivered pursuant to Section 6(h) of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of February 9, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to Wells Fargo Foothill, Inc., as Agent. Initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Security Agreement or, if not defined therein, in the Secured Note (as defined in the Security Agreement). The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

          The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[_______________________]

By:

Title

PLEDGED INTERESTS ADDENDUM

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

PLEDGED INTERESTS ADDENDUM

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

          This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 9th day of February, 2007, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group (together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

          WHEREAS, Ascendia Brands, Inc., a Delaware corporation, has issued the Secured Note;

          WHEREAS, on February 9, 2007, the Agent and the grantors identified on the signature pages thereof entered into that certain Security Agreement (as amended, the “Security Agreement”), pursuant to which the grantors identified therein granted to the Agent a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations (including without limitation the Secured Note); and

          WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Trademark Security Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

          1.     DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Secured Note.

          2.     GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

                    (a)     all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

                    (b)     all renewals, reissues, continuations or extensions of the foregoing;

                    (c)     all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

                    (d)     all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

          3.     SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the security interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

          4.     SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          5.     AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

          6.     COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

          7.     CONSTRUCTION. Unless the context of this Trademark Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement or any other Transaction Document refer to this Trademark Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Trademark Security Agreement unless otherwise specified. Any reference in this Trademark Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

          8.     INTERCREDITOR AGREEMENT. Anything herein to the contrary notwithstanding, the liens and security interests securing the obligations evidenced by this Trademark Security Agreement, the exercise of any right or remedy with respect hereto, and certain of the rights of the Agent and Lender Group are subject to the provisions of the Intercreditor Agreement dated as of February 9, 2007, (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Wells Fargo Foothill, Inc., as First Lien Agent, Wells Fargo Foothill, Inc., as Second Lien Collateral Agent, Watershed Administrative, LLC, as Second Lien Administrative Agent, Wells Fargo Foothill, Inc., as Third Lien Collateral Agent, and Prencen Lending LLC, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P., as Third Lien Lenders. In the event of any conflict between the terms of the Intercreditor Agreement and this Trademark Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	ASCENDIA BRANDS, INC.,
a Delaware corporation

By:
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

HERMES ACQUISITION COMPANY I LLC,
a Delaware limited liability company

	By:	Ascendia Brands, Inc., as Manager

By:
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

CENUCO, INC.,
a Florida corporation

By:
	Name:	Robert Picow
	Title:	President

ASCENDIA REAL ESTATE, LLC,
a New York limited liability company

	By:	Hermes Acquisition Company I LLC, as Manager

	By:	Ascendia Brands, Inc., as Manager

By:
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

ASCENDIA BRANDS CO., INC.,
a New Jersey corporation

By:
	Name:	Joseph A. Falsetti
	Title:	President & Chief Executive Officer

LANDER CO., INC.,
a Delaware corporation

By:
	Name:	Franco S. Pettinato
	Title:	Chief Licensing & Technology Officer

LANDER INTANGIBLES CORPORATION,
a Delaware corporation

By:
	Name:	Franco S. Pettinato
	Title:	Chief Licensing & Technology Officer

AGENT:	WELLS FARGO FOOTHILL, INC., as Agent

By:
Name:
Title:

[Signature Page to Trademark Security Agreement]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses